Contacts:	For Media:	For Financials:
	John Oxford	Kevin Chapman
	Senior Vice President	Executive Vice President
	Director of Marketing and Public Relations	Chief Operating and Financial Officer
	(662) 680-1219	(662) 680-1450
	joxford@renasant.com	kchapman@renasant.com

RENASANT CORPORATION ANNOUNCES
EARNINGS FOR THE THIRD QUARTER OF 2019 AND NEW $50 MILLION STOCK REPURCHASE PROGRAM

TUPELO, MISSISSIPPI (October 21, 2019) - Renasant Corporation (NASDAQ: RNST) (the “Company”) today announced earnings results for the third quarter of 2019. Net income for the third quarter of 2019 was $37.4 million, as compared to $32.0 million for the third quarter of 2018. Basic and diluted earnings per share (“EPS”) were $0.65 and $0.64, respectively, for the third quarter of 2019, as compared to basic and diluted EPS of $0.61 for the third quarter of 2018.

Net income for the nine months ending September 30, 2019, was $129.2 million, as compared to $102.5 million for the same period in 2018. Basic and diluted EPS were $2.21 for the first nine months of 2019, as compared to basic and diluted EPS of $2.03 for the same period in 2018.

"We closed the quarter with solid results and maintained strong performance ratios despite feeling the impact from Durbin for the first time," said Renasant Chairman, E. Robinson McGraw. "We completed our previously announced $50 million share repurchase program in early October and our Board approved another $50 million share repurchase program. Additionally during the third quarter, we redeemed the subordinated notes we assumed as part of the Brand acquisition. T he repurchase programs support our strategy of returning capital to our shareholders while also maintaining a strong capital position."

The Company continues to capitalize on market disruption across its footprint by hiring new production team members. The Company's net income for the third quarter and first nine months of 2019 includes approximately $2.6 million and $3.7 million, respectively, in after-tax expense related to team members that have joined the Company in the first nine months of 2019. The expense related to these strategic hires decreased diluted EPS by $0.05 and $0.07, respectively, for the quarter and the nine months ended September 30, 2019.

"The third quarter results were highlighted by strong loan growth and a continued focus on growing non-interest bearing deposits," commented C. Mitchell Waycaster, Renasant President and Chief Executive Officer. "Our team did a tremendous job of executing our growth strategy during the quarter, even as accelerated payoffs remain at record levels for the Company. The legacy production team had a very strong quarter, and we are on track with the plan previously laid out for our new production team members."

Impact of Certain Expenses and Charges
From time to time, the Company incurs expenses and charges in connection with certain transactions with respect to which management is unable to accurately predict when these expenses or charges will be incurred or, when incurred, the amount of such expenses or charges. The following table presents the impact of these expenses and charges on reported earnings per share for the dates presented (in thousands, except per share data):

	Three months ended September 30, 2019			Three months ended September 30, 2018
	Pre-tax	After-tax	Impact to Diluted EPS	Pre-tax	After-tax	Impact to Diluted EPS
Earnings, as reported	$48,578	$37,446	$0.64	$40,496	$31,964	$0.61
Merger and conversion expenses	24	19	—	11,221	8,857	0.17
Debt prepayment penalty	54	41	—	—	—	—
MSR valuation adjustment	3,132	2,414	0.04	—	—	—
Earnings, with exclusions (Non-GAAP)	$51,788	$39,920	$0.68	$51,717	$40,821	$0.78

	Nine months ended September 30, 2019			Nine months ended September 30, 2018
	Pre-tax	After-tax	Impact to Diluted EPS	Pre-tax	After-tax	Impact to Diluted EPS
Earnings, as reported	$167,848	$129,181	$2.21	$131,129	$102,500	$2.03
Merger and conversion expenses	203	157	—	12,621	9,866	0.20
Debt prepayment penalty	54	41	—	—	—	—
MSR valuation adjustment	3,132	2,410	0.04	—	—	—
Earnings, with exclusions (Non-GAAP)	$171,237	$131,789	$2.25	$143,750	$112,366	$2.23

A reconciliation of all non-GAAP financial measures disclosed in this release from GAAP to non-GAAP is included in the tables at the end of this release. The information below under the heading “Non-GAAP Financial Measures” explains why the Company believes the non-GAAP financial measures in this release provide useful information and describes the other purposes for which the Company uses non-GAAP financial measures.

Profitability Metrics
The following table presents the Company’s profitability metrics, including and excluding the impact of after-tax merger and conversion expenses, debt prepayment penalties and mortgage servicing rights (MSR) valuation adjustment, as applicable, for the dates presented:

	As Reported			With Exclusions (Non-GAAP)
	Three Months Ended			Three Months Ended
	September 30, 2019	June 30, 2019	September 30, 2018	September 30, 2019	June 30, 2019	September 30, 2018
Return on average assets	1.16%	1.47%	1.12%	1.23%	1.47%	1.44%
Return on average tangible assets (Non-GAAP)	1.30%	1.64%	1.26%	1.39%	1.64%	1.59%
Return on average equity	6.97%	8.90%	7.40%	7.43%	8.92%	9.46%
Return on average tangible equity (Non-GAAP)	13.38%	17.15%	13.65%	14.23%	17.20%	17.28%

	As Reported		With Exclusions (Non-GAAP)
	Nine Months Ended		Nine Months Ended
	September 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018
Return on average assets	1.35%	1.30%	1.38%	1.42%
Return on average tangible assets (Non-GAAP)	1.52%	1.44%	1.55%	1.57%
Return on average equity	8.22%	8.60%	8.39%	9.43%
Return on average tangible equity (Non-GAAP)	15.93%	15.42%	16.24%	16.85%

Financial Condition

Total assets were $13.04 billion at September 30, 2019, as compared to $12.93 billion at December 31, 2018. The Company’s financial condition, as well as its results of operations as of and for the three and nine months ended September 30, 2019, include the impact of the Company’s acquisition of Brand Group Holdings, Inc., which was completed on September 1, 2018.

Total loans held for investment were $9.31 billion at September 30, 2019 as compared to $9.08 billion at December 31, 2018. Loans not purchased increased $642.1 million to $7.03 billion at September 30, 2019 as compared to $6.39 billion at December 31, 2018. During the third quarter, the Company reclassified a group of non-mortgage consumer loans from the held for sale category to the held for investment category; $123.9 million of these loans are included in the September 30, 2019 held for investment balance. Excluding the reclassification, the Company had linked-quarter annualized total loan growth of 5.93% and linked-quarter annualized non-purchased loan growth of 17.43%.

Total deposits increased to $10.29 billion at September 30, 2019, from $10.13 billion at December 31, 2018. The Company continued its focus on growing non-interest bearing deposits during the third quarter, resulting in an increase in non-interest bearing deposits of $198.1 million on a linked quarter basis. Since the beginning of 2019, the Company's non-interest bearing deposits have grown $288.4 million. Non-interest bearing deposits were $2.61 billion, or 25.35% of total deposits, at September 30, 2019 as compared to $2.32 billion, or 22.89% of total deposits, at December 31, 2018.

Results of Operations
Net interest income was $108.8 million for the third quarter of 2019, as compared to $112.8 million for the second quarter of 2019 and $99.4 million for the third quarter of 2018. The following table presents reported taxable equivalent net interest margin and yield on loans, including loans held for sale, for the periods presented (in thousands).

	Three Months Ended
	September 30,	June 30,	September 30,
	2019	2019	2018
Taxable equivalent net interest income	$110,276	$114,223	$100,880

Average earning assets	$10,993,645	$10,942,492	$9,843,870

Net interest margin	3.98%	4.19%	4.07%

Taxable equivalent interest income on loans	$125,391	$127,896	$109,385

Average loans, including loans held for sale	$9,494,689	$9,396,891	$8,525,745

Loan yield	5.24%	5.46%	5.09%

The impact from interest income collected on problem loans and purchase accounting adjustments on loans to total interest income on loans, including loans held for sale, loan yield and net interest margin is shown in the following table for the periods presented (in thousands).

	Three Months Ended
	September 30,	June 30,	September 30,
	2019	2019	2018
Net interest income collected on problem loans	$905	$2,173	$714
Accretable yield recognized on purchased loans(1)	5,510	7,513	5,381
Total impact to interest income	$6,415	$9,686	$6,095

Impact to total loan yield	0.27%	0.41%	0.28%

Impact to net interest margin	0.23%	0.36%	0.25%

(1)
Includes additional interest income recognized in connection with the acceleration of paydowns and payoffs from purchased loans of $2,564, $4,197 and $2,690 for the three months ended September 30, 2019, June 30, 2019, and September 30, 2018, respectively. This additional interest income increased total loan yield by 11 basis points, 18 basis points and 13 basis points for the same periods, respectively, while increasing net interest margin by 9 basis points, 15 basis points and 11 basis points for the same periods, respectively.

Net interest income was $334.8 million for the first nine months of 2019, as compared to $281.1 million for the same period in 2018. The following table presents reported taxable equivalent net interest margin and yield on loans, including loans held for sale, for the periods presented (in thousands).

	Nine Months Ended
	September 30,	September 30,
	2019	2018
Taxable equivalent net interest income	$339,130	$285,493

Average earning assets	$10,944,142	$9,227,822

Net interest margin	4.14%	4.14%

Taxable equivalent interest income on loans	$380,492	$303,854

Average loans, including loans held for sale	$9,432,544	$8,082,296

Loan yield	5.39%	5.03%

The impact from interest income collected on problem loans and purchase accounting adjustments on loans to total interest income on loans, including loans held for sale, loan yield and net interest margin is shown in the following table for the periods presented (in thousands).

	Nine Months Ended
	September 30,	September 30,
	2019	2018
Net interest income collected on problem loans	$3,890	$2,117
Accretable yield recognized on purchased loans(1)	20,566	17,218
Total impact to interest income	$24,456	$19,335

Impact to total loan yield	0.35%	0.32%

Impact to net interest margin	0.30%	0.28%

(1)
Includes additional interest income recognized in connection with the acceleration of paydowns and payoffs from purchased loans of $10,594 and $9,365 for the nine months ended September 30, 2019 and 2018, respectively. This additional interest income increased total loan yield by 15 basis points for the same periods, while increasing net interest margin by 13 basis points and 14 basis points for the same periods, respectively.

For the third quarter of 2019, the cost of total deposits was 84 basis points, as compared to 83 basis points for the second quarter of 2019 and 60 basis points in the third quarter of 2018. The cost of total deposits was 82 basis points for the first nine months of 2019, as compared to 51 basis points for the same period in 2018. The table below presents, by type, our funding sources and the total cost of each funding source for the periods presented:

	Percentage of Total Average Deposits and Borrowed Funds			Cost of Funds
	Three Months Ending			Three Months Ending
	September 30,	June 30,	September 30,	September 30,	June 30,	September 30,
	2019	2019	2018	2019	2019	2018
Noninterest-bearing demand	23.75%	22.82%	21.68%	—%	—%	—%
Interest-bearing demand	45.02	45.12	45.01	0.90	0.89	0.62
Savings	6.19	6.14	6.31	0.22	0.20	0.15
Time deposits	22.10	22.56	21.73	1.77	1.72	1.29
Borrowed funds	2.94	3.36	5.27	5.31	4.61	3.82
Total deposits and borrowed funds	100.00%	100.00%	100.00%	0.97%	0.96%	0.77%

	Percentage of Total Average Deposits and Borrowed Funds		Cost of Funds
	Nine Months Ending		Nine Months Ending
	September 30,	September 30,	September 30,	September 30,
	2019	2018	2019	2018
Noninterest-bearing demand	22.96%	21.55%	—%	—%
Interest-bearing demand	45.25	45.91	0.88	0.51
Savings	6.11	6.65	0.20	0.14
Time deposits	22.43	21.60	1.70	1.15
Borrowed funds	3.25	4.29	4.84	3.91
Total deposits and borrowed funds	100.00%	100.00%	0.95%	0.66%

Noninterest income for the third quarter of 2019 was $38.0 million, as compared to $42.0 million for the second quarter of 2019 and $38.1 million for the third quarter of 2018. Effective July 1, 2019, the Company became subject to the limitations on interchange fees imposed by the Durbin Amendment under the Dodd-Frank Act, which resulted in a $3.0 million reduction in fees and commissions on loans and deposits in the third quarter of 2019. Mortgage banking income for the third quarter of 2019 was $15.7 million, compared to $16.6 million for the second quarter of 2019 and $14.4 million for the third quarter of 2018. Mortgage banking income during the third quarter of 2019 was negatively impacted by a MSR valuation adjustment of $3.1 million.

Noninterest expense was $96.5 million for the third quarter of 2019, as compared to $93.3 million for the second quarter of 2019 and $94.7 million for the third quarter of 2018. The Company experienced an increase in salaries and employee benefits during the quarter. This was primarily driven by the impact from new hires made throughout the footprint and the impact from the wholesale mortgage acquisition in the second quarter of 2019. The Company’s efficiency ratio (GAAP) was 65.10% for the third quarter of 2019 and 61.25% for the first nine months of 2019, while its adjusted efficiency ratio (non-GAAP) was 62.53% and 59.47% for the same respective periods. The adjusted efficiency ratio excludes charges for merger and conversion expenses, debt extinguishment penalties, amortization of intangible assets, gains and losses on the sale of securities and the MSR valuation adjustment.

Completion of Previously Announced Stock Repurchase Program and Announcement of New $50 Million Stock Repurchase Program

The Company completed its previously announced $50.0 million stock repurchase program during the first week of October 2019. In the third quarter of 2019, the Company repurchased $28.7 million of common stock at a weighted average price of $33.72, with the remaining $1.3 million repurchased during the first week of October. The weighted average price of all shares of common stock repurchased over the entire repurchase program was $34.45.

On October 15, 2019, the Company's Board of Directors approved a new stock repurchase program, authorizing the Company to repurchase up to $50.0 million of its outstanding common stock, either in open market purchases or privately-negotiated transactions. The new stock repurchase program will remain in effect for one year or, if earlier, the repurchase of the entire amount of common stock authorized to be repurchased by the Board of Directors.

Additionally, the Company redeemed its $30.0 million principal amount 8.50% subordinated notes during the third quarter of 2019. These subordinated notes were assumed as part of the Brand acquisition.

At September 30, 2019, Tier 1 leverage capital ratio was 10.56%, Common Equity Tier 1 ratio was 11.36%, Tier 1 risk-based capital ratio was 12.40%, and total risk-based capital ratio was 14.07%. All regulatory ratios exceed the minimums required to be considered “well-capitalized.”

Our ratio of shareholders’ equity to assets was 16.26% at September 30, 2019, as compared to 15.80% at December 31, 2018. Our tangible capital ratio (non-GAAP) was 9.46% at September 30, 2019, as compared to 8.92% at December 31, 2018.

Asset Quality Metrics
Total nonperforming assets were $44.4 million at September 30, 2019, an increase of $7.4 million from December 31, 2018, and consisted of $36.2 million in nonperforming loans (loans 90 days or more past due and nonaccrual loans) and $8.2 million in other real estate owned (“OREO”).

The Company’s nonperforming loans and OREO that were purchased in previous acquisitions (collectively referred to as “purchased nonperforming assets”) were $13.2 million and $6.2 million, respectively, at September 30, 2019, as compared to $13.1 million and $6.2 million, respectively, at December 31, 2018. The purchased nonperforming assets were recorded at fair value at the time of acquisition, which significantly mitigates the Company’s actual loss. As such, the remaining information in this release on nonperforming loans, OREO and the related asset quality ratios focuses on non-purchased nonperforming assets.

•	Non-purchased nonperforming loans were $23.1 million, or 0.33% of total non-purchased loans, at September 30, 2019, as compared to $12.9 million, or 0.20% of total non-purchased loans, at December 31, 2018. Early stage delinquencies, or loans 30-to-89 days past due, as a percentage of total non-purchased loans were 0.18% at September 30, 2019, as compared to 0.27% at December 31, 2018.

•	Non-purchased OREO was $2.0 million at September 30, 2019, as compared to $4.9 million at December 31, 2018. Non-purchased OREO sales totaled $3.8 million in the first nine months of 2019.

•
The allowance for loan losses was 0.55% of total loans held for investment at September 30, 2019, as compared to 0.54% at December 31, 2018. The allowance for loan losses was 0.72% of total non-purchased loans at September 30, 2019, as compared to 0.77% at December 31, 2018.

•
Net loan charge-offs were $945 thousand, or 0.04% of average loans held for investment on an annualized basis, for the third quarter of 2019, as compared to $995 thousand, or 0.05% of average loans on an annualized basis, for the third quarter of 2018. Net loan charge-offs were $2.3 million, or 0.03% of average loans on an annualized basis, for the first nine months of 2019, as compared to $3.4 million, or 0.06% of average loans on an annualized basis, for the same period in 2018.

•
The provision for loan losses was $1.7 million for the third quarter of 2019, as compared to $2.3 million for the third quarter of 2018. The provision was $4.1 million for the first nine months of 2019, as compared to $5.8 million for the same time period in 2018.

CONFERENCE CALL INFORMATION:
A live audio webcast of a conference call with analysts will be available beginning at 10:00 AM Eastern Time on Tuesday, October 22, 2019.
The webcast can be accessed through Renasant's investor relations website at www.renasant.com or https://services.choruscall.com/links/rnst191022.html. To access the conference via telephone, dial 1-877-513-1143 in the United States and request the Renasant Corporation Third Quarter Earnings Webcast and Conference Call. International participants should dial 1-412-902-4145 to access the conference call.
The webcast will be archived on www.renasant.com beginning one hour after the call and will remain accessible for one year. Replays can also be accessed via telephone by dialing 1-877-344-7529 in the United States and entering conference number 10135897 or by dialing 1-412-317-0088 internationally and entering the same conference number. Telephone replay access is available until November 5, 2019.

ABOUT RENASANT CORPORATION:
Renasant Corporation is the parent of Renasant Bank, a 115-year-old financial services institution. Renasant has assets of approximately $13.0 billion and operates more than 190 banking, mortgage, wealth management and insurance offices in Mississippi, Tennessee, Alabama, Florida and Georgia.

NOTE TO INVESTORS:
This press release may contain, or incorporate by reference, statements which constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward looking statements usually include words such as “expects,” “projects,” “anticipates,” “believes,” “intends,” “estimates,” “strategy,” “plan,” “potential,” “possible,” “approximately,” “should” and variations of such words and other similar expressions.
Prospective investors are cautioned that any such forward-looking statements are not guarantees for future performance and involve risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. Important factors currently known to management that could cause actual results to differ materially from those in forward-looking statements include significant fluctuations in interest rates, inflation, economic recession, significant changes in the federal and state legal and regulatory environment, significant underperformance in the Company’s portfolio of outstanding loans, and competition in the Company’s markets. Management believes that the assumptions underlying the Company’s forward-looking statements are reasonable, but any of the assumptions could prove to be inaccurate. Investors are urged to carefully consider the risks described in the Company’s filings with the Securities and Exchange Commission (the “SEC”) from time to time, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, which are available at www.renasant.com and the SEC’s website at www.sec.gov. The Company expressly disclaims any obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

NON-GAAP FINANCIAL MEASURES:
In addition to results presented in accordance with generally accepted accounting principles in the United States of America (GAAP), this press release contains non-GAAP financial measures, namely, return on average tangible shareholders’ equity, return on average tangible assets, the ratio of tangible equity to tangible assets (commonly referred to as the “tangible capital ratio”), tangible book value per share and the adjusted efficiency ratio. These non-GAAP financial measures adjust GAAP financial measures to exclude intangible assets and/or certain charges (such as, when applicable, merger and conversion expenses, debt prepayment penalties and asset valuation adjustments) with respect to which the Company is unable to accurately predict when these charges will be incurred or, when incurred, the amount thereof. Management uses these non-GAAP financial measures when evaluating capital utilization and adequacy. In addition, the Company believes that these non-GAAP financial measures facilitate the making of period-to-period comparisons and are meaningful indicators of its operating performance, particularly because these measures are widely used by industry analysts for companies with merger and acquisition activities. Also, because intangible assets such as goodwill and the core deposit intangible and charges such as merger and conversion expenses can vary extensively from company to company and, as to intangible assets, are excluded from the calculation of a financial institution’s regulatory capital, the Company believes that the presentation of this non-GAAP financial information allows readers to more easily compare the Company’s results to information provided in other regulatory reports and the results of other companies. Reconciliations of these other non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the table at the end of this release under the caption “Reconciliation of GAAP to Non-GAAP.”

None of the non-GAAP financial information that the Company has included in this release is intended to be considered in isolation or as a substitute for any measure prepared in accordance with GAAP. Investors should note that, because there are no standardized definitions for the calculations as well as the results, the

Company’s calculations may not be comparable to similarly titled measures presented by other companies. Also, there may be limits in the usefulness of these measures to investors. As a result, the Company encourages readers to consider its consolidated financial statements in their entirety and not to rely on any single financial measure.

###

RENASANT CORPORATION
(Unaudited)
(Dollars in thousands, except per share data)
								Q3 2019 -	For The Nine Months Ending
	2019			2018				Q3 2018	September 30,
	Third	Second	First	Fourth	Third	Second	First	Percent			Percent
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Variance	2019	2018	Variance
Statement of earnings
Interest income - taxable equivalent basis	$135,927	$139,285	$138,578	$138,581	$119,236	$107,991	$101,947	14.00%	$413,790	$329,174	25.71%
Interest income	134,476	137,862	137,094	137,105	117,795	106,574	100,380	14.16	409,432	324,749	26.08
Interest expense	25,651	25,062	23,947	21,648	18,356	14,185	11,140	39.74	74,660	43,681	70.92
Net interest income	108,825	112,800	113,147	115,457	99,439	92,389	89,240	9.44	334,772	281,068	19.11
Provision for loan losses	1,700	900	1,500	1,000	2,250	1,810	1,750	(24.44)	4,100	5,810	(29.43)
Net interest income after provision	107,125	111,900	111,647	114,457	97,189	90,579	87,490	10.22	330,672	275,258	20.13
Service charges on deposit accounts	8,992	8,605	9,102	9,069	8,847	8,271	8,473	1.64	26,699	25,591	4.33
Fees and commissions on loans and deposits	3,090	7,047	6,471	6,322	5,944	5,917	5,685	(48.01)	16,608	17,546	(5.35)
Insurance commissions and fees	2,508	2,190	2,116	2,014	2,461	2,110	2,005	1.91	6,814	6,576	3.62
Wealth management revenue	3,588	3,601	3,324	3,446	3,386	3,446	3,262	5.97	10,513	10,094	4.15
Securities gains (losses)	343	(8)	13	—	(16)	—	—	100.00	348	(16)	100.00
Mortgage banking income	15,710	16,620	10,401	11,993	14,350	12,839	10,960	9.48	42,731	38,149	12.01
Other	3,722	3,905	4,458	3,530	3,081	2,998	3,568	20.80	12,085	9,647	25.27
Total noninterest income	37,953	41,960	35,885	36,374	38,053	35,581	33,953	(0.26)	115,798	107,587	7.63
Salaries and employee benefits	65,425	60,325	57,350	58,313	55,187	52,010	48,784	18.55	183,100	155,981	17.39
Data processing	4,980	4,698	4,906	5,169	4,614	4,600	4,244	7.93	14,584	13,458	8.37
Occupancy and equipment	12,943	11,544	11,835	11,816	10,668	9,805	9,822	21.33	36,322	30,295	19.89
Other real estate	418	252	1,004	725	278	232	657	50.36	1,674	1,167	43.44
Amortization of intangibles	1,996	2,053	2,110	2,169	1,765	1,594	1,651	13.09	6,159	5,010	22.93
Merger and conversion related expenses	24	179	—	1,625	11,221	500	900	(99.79)	203	12,621	(98.39)
Debt extinguishment penalty	54	—	—	—	—	—	—	100.00	54	—	100.00
Other	10,660	14,239	11,627	13,496	11,013	10,285	11,886	(3.21)	36,526	33,184	10.07
Total noninterest expense	96,500	93,290	88,832	93,313	94,746	79,026	77,944	1.85	278,622	251,716	10.69
Income before income taxes	48,578	60,570	58,700	57,518	40,496	47,134	43,499	19.96	167,848	131,129	28.00
Income taxes	11,132	13,945	13,590	13,098	8,532	10,424	9,673	30.47	38,667	28,629	35.06
Net income	$37,446	$46,625	$45,110	$44,420	$31,964	$36,710	$33,826	17.15	$129,181	$102,500	26.03
Basic earnings per share	$0.65	$0.80	$0.77	$0.76	$0.61	$0.74	$0.69	6.56	$2.21	$2.03	8.87
Diluted earnings per share	0.64	0.80	0.77	0.76	0.61	0.74	0.68	4.92	2.21	2.03	8.87
Average basic shares outstanding	58,003,215	58,461,024	58,585,517	58,623,646	52,472,971	49,413,754	49,356,417	10.54	58,347,840	50,425,797	15.71
Average diluted shares outstanding	58,192,419	58,618,976	58,730,535	58,767,519	52,609,902	49,549,761	49,502,950	10.61	58,508,582	50,553,191	15.74
Common shares outstanding	57,455,306	58,297,670	58,633,630	58,546,480	58,743,814	49,424,339	49,392,978	(2.19)	57,455,306	58,743,814	(2.19)
Cash dividend per common share	$0.22	$0.22	$0.21	$0.21	$0.20	$0.20	$0.19	10.00	$0.65	$0.59	10.17
Performance ratios
Return on avg shareholders' equity	6.97%	8.90%	8.86%	8.72%	7.40%	9.55%	9.00%		8.22%	8.60%
Return on avg tangible s/h's equity (non-GAAP) (1)	13.38%	17.15%	17.41%	17.44%	13.65%	16.75%	16.02%		15.93%	15.42%
Return on avg assets	1.16%	1.47%	1.44%	1.39%	1.12%	1.42%	1.36%		1.35%	1.30%
Return on avg tangible assets (non-GAAP)(2)	1.30%	1.64%	1.61%	1.56%	1.26%	1.57%	1.51%		1.52%	1.44%
Net interest margin (FTE)	3.98%	4.19%	4.27%	4.24%	4.07%	4.15%	4.20%		4.14%	4.14%
Yield on earning assets (FTE)	4.91%	5.11%	5.16%	5.02%	4.81%	4.78%	4.72%		5.06%	4.77%
Cost of funding	0.97%	0.96%	0.92%	0.81%	0.77%	0.65%	0.53%		0.95%	0.66%
Average earning assets to average assets	85.58%	85.72%	85.58%	86.15%	87.29%	87.67%	87.12%		85.63%	87.36%
Average loans to average deposits	89.13%	89.13%	89.33%	89.77%	91.74%	91.84%	94.04%		89.19%	92.50%
Noninterest income (less securities gains/
losses) to average assets	1.16%	1.32%	1.14%	1.14%	1.34%	1.38%	1.37%		1.21%	1.36%
Noninterest expense (less debt prepayment penalties/
penalties/merger-related expenses) to
average assets	2.98%	2.93%	2.83%	2.86%	2.94%	3.05%	3.11%		2.91%	3.03%
Net overhead ratio	1.82%	1.61%	1.69%	1.72%	1.60%	1.67%	1.74%		1.70%	1.67%
Efficiency ratio (FTE)	65.10%	59.73%	59.02%	60.87%	68.20%	61.08%	62.48%		61.25%	64.04%
Adjusted efficiency ratio (FTE) (non-GAAP) (4)	62.53%	58.30%	57.62%	58.39%	58.84%	59.46%	60.43%		59.47%	59.55%

RENASANT CORPORATION
(Unaudited)
(Dollars in thousands, except per share data)
								Q3 2019 -	As of
	2019			2018				Q3 2018	September 30,
	Third	Second	First	Fourth	Third	Second	First	Percent			Percent
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Variance	2019	2018	Variance
Average Balances
Total assets	$12,846,131	$12,764,669	$12,730,939	$12,713,000	$11,276,587	$10,341,863	$10,055,755	13.92%	$12,781,001	$10,562,540	21.00%
Earning assets	10,993,645	10,942,492	10,895,205	10,952,023	9,843,870	9,067,016	8,760,679	11.68	10,944,142	9,227,822	18.60
Securities	1,227,678	1,262,271	1,253,224	1,240,283	1,129,010	1,039,947	833,076	8.74	1,247,631	1,001,762	24.54
Loans held for sale	385,437	353,103	345,264	418,213	297,692	209,652	152,299	29.48	361,415	220,413	63.97
Loans, net of unearned	9,109,252	9,043,788	9,059,802	9,130,273	8,228,053	7,704,221	7,646,991	10.71	9,071,129	7,861,883	15.38
Intangibles	975,306	974,628	976,820	972,736	743,567	633,155	634,898	31.17	975,579	670,938	45.41
Noninterest-bearing deposits	2,500,810	2,395,899	2,342,406	2,402,422	2,052,226	1,867,925	1,817,848	21.86	2,413,619	1,913,525	26.13
Interest-bearing deposits	7,719,510	7,750,986	7,799,892	7,768,724	6,916,699	6,521,123	6,314,114	11.61	7,756,501	6,586,186	17.77
Total deposits	10,220,320	10,146,885	10,142,298	10,171,146	8,968,925	8,389,048	8,131,962	13.95	10,170,120	8,499,711	19.65
Borrowed funds	308,931	354,234	363,140	407,496	499,054	329,287	314,228	(38.10)	341,903	381,533	(10.39)
Shareholders' equity	2,131,537	2,102,093	2,065,370	2,021,075	1,712,757	1,542,071	1,523,873	24.45	2,099,909	1,593,592	31.77

								Q3 2019 -	As of
	2019			2018				Q4 2018	September 30,
	Third	Second	First	Fourth	Third	Second	First	Percent			Percent
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Variance	2019	2018	Variance
Balances at period end
Total assets	$13,039,674	$12,892,653	$12,862,395	$12,934,878	$12,746,939	$10,544,475	$10,238,313	0.81%	$13,039,674	$12,746,939	2.30%
Earning assets	11,145,052	11,064,957	11,015,535	11,115,929	10,962,958	9,239,200	8,938,117	0.26	11,145,052	10,962,958	1.66
Securities	1,238,577	1,268,280	1,255,353	1,250,777	1,177,606	1,088,779	948,365	(0.98)	1,238,577	1,177,606	5.18
Loans held for sale	392,448	461,681	318,563	411,427	463,287	245,046	204,472	(4.61)	392,448	463,287	(15.29)
Non purchased loans	7,031,818	6,704,288	6,565,599	6,389,712	6,210,238	6,057,766	5,830,122	10.05	7,031,818	6,210,238	13.23
Purchased loans	2,281,966	2,350,366	2,522,694	2,693,417	2,912,669	1,709,891	1,867,948	(15.28)	2,281,966	2,912,669	(21.65)
Total loans	9,313,784	9,054,654	9,088,293	9,083,129	9,122,907	7,767,657	7,698,070	2.54	9,313,784	9,122,907	2.09
Intangibles	978,390	973,673	975,726	977,793	974,115	632,311	633,905	0.06	978,390	974,115	0.44
Noninterest-bearing deposits	2,607,056	2,408,984	2,366,223	2,318,706	2,359,859	1,888,561	1,861,136	12.44	2,607,056	2,359,859	10.48
Interest-bearing deposits	7,678,980	7,781,077	7,902,689	7,809,851	7,812,089	6,492,159	6,496,633	(1.68)	7,678,980	7,812,089	(1.70)
Total deposits	10,286,036	10,190,061	10,268,912	10,128,557	10,171,948	8,380,720	8,357,769	1.55	10,286,036	10,171,948	1.12
Borrowed funds	433,705	401,934	350,859	651,324	439,516	520,747	265,191	(33.41)	433,705	439,516	(1.32)
Shareholders' equity	2,119,659	2,119,696	2,088,877	2,043,913	2,010,711	1,558,668	1,532,765	3.71	2,119,659	2,010,711	5.42
Market value per common share	35.01	35.94	33.85	30.18	41.21	45.52	42.56	16.00	35.01	41.21	(15.04)
Book value per common share	36.89	36.36	35.63	34.91	34.23	31.54	31.03	5.67	36.89	34.23	7.77
Tangible book value per common share	19.86	19.66	18.98	18.21	17.65	18.74	18.20	9.06	19.86	17.65	12.52
Shareholders' equity to assets (actual)	16.26%	16.44%	16.24%	15.80%	15.77%	14.78%	14.97%		16.26%	15.77%
Tangible capital ratio (non-GAAP)(3)	9.46%	9.62%	9.36%	8.92%	8.80%	9.35%	9.36%		9.46%	8.80%
Leverage ratio	10.56%	10.65%	10.44%	10.11%	9.85%	10.63%	10.61%		10.56%	9.85%
Common equity tier 1 capital ratio	11.36%	11.64%	11.49%	11.05%	10.80%	11.71%	11.38%		11.36%	10.80%
Tier 1 risk-based capital ratio	12.40%	12.69%	12.55%	12.10%	11.84%	12.73%	12.41%		12.40%	11.84%
Total risk-based capital ratio	14.07%	14.62%	14.57%	14.12%	13.85%	14.75%	14.44%		14.07%	13.85%

RENASANT CORPORATION
(Unaudited)
(Dollars in thousands, except per share data)
								Q3 2019 -	As of
	2019			2018				Q4 2018	September 30,
	Third	Second	First	Fourth	Third	Second	First	Percent			Percent
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Variance	2019	2018	Variance
Non purchased loans
Commercial, financial, agricultural	$988,867	$930,598	$921,081	$875,649	$817,799	$790,363	$803,146	12.93%	$988,867	$817,799	20.92%
Lease financing	69,953	59,158	58,651	61,865	54,272	52,423	52,536	13.07	69,953	54,272	28.89
Real estate- construction	764,589	716,129	651,119	635,519	624,892	642,380	582,430	20.31	764,589	624,892	22.36
Real estate - 1-4 family mortgages	2,235,908	2,160,617	2,114,908	2,087,890	2,000,770	1,912,450	1,785,271	7.09	2,235,908	2,000,770	11.75
Real estate - commercial mortgages	2,809,470	2,741,402	2,726,186	2,628,365	2,609,510	2,554,955	2,503,680	6.89	2,809,470	2,609,510	7.66
Installment loans to individuals	163,031	96,384	93,654	100,424	102,995	105,195	103,059	62.34	163,031	102,995	58.29
Loans, net of unearned	$7,031,818	$6,704,288	$6,565,599	$6,389,712	$6,210,238	$6,057,766	$5,830,122	10.05	$7,031,818	$6,210,238	13.23
Purchased loans
Commercial, financial, agricultural	$339,693	$374,478	$387,376	$420,263	$495,545	$197,455	$243,672	(19.17)	$339,693	$495,545	(31.45)
Lease financing	—	—	—	—	—	—	—	—	—	—	—
Real estate- construction	52,106	65,402	89,954	105,149	112,093	70,438	75,061	(50.45)	52,106	112,093	(53.52)
Real estate - 1-4 family mortgages	561,725	604,855	654,265	707,453	761,913	520,649	572,830	(20.60)	561,725	761,913	(26.27)
Real estate - commercial mortgages	1,212,905	1,276,567	1,357,446	1,423,144	1,503,075	906,219	960,273	(14.77)	1,212,905	1,503,075	(19.31)
Installment loans to individuals	115,537	29,064	33,653	37,408	40,043	15,130	16,112	208.86	115,537	40,043	188.53
Loans, net of unearned	$2,281,966	$2,350,366	$2,522,694	$2,693,417	$2,912,669	$1,709,891	$1,867,948	(15.28)	$2,281,966	$2,912,669	(21.65)
Asset quality data
Non purchased assets
Nonaccrual loans	$15,733	$14,268	$12,507	$10,218	$9,696	$8,921	$9,403	53.97	$15,733	$9,696	62.26
Loans 90 past due or more	7,325	4,175	1,192	2,685	3,806	2,190	3,605	172.81	7,325	3,806	92.46
Nonperforming loans	23,058	18,443	13,699	12,903	13,502	11,111	13,008	78.70	23,058	13,502	70.77
Other real estate owned	1,975	3,475	4,223	4,853	4,665	4,698	4,801	(59.30)	1,975	4,665	(57.66)
Nonperforming assets	$25,033	$21,918	$17,922	$17,756	$18,167	$15,809	$17,809	40.98	$25,033	$18,167	37.79
Purchased assets
Nonaccrual loans	$6,123	$7,250	$7,828	$5,836	$4,809	$4,561	$5,340	4.92	$6,123	$4,809	27.32
Loans 90 past due or more	7,034	7,687	5,436	7,232	7,960	5,491	4,564	(2.74)	7,034	7,960	(11.63)
Nonperforming loans	13,157	14,937	13,264	13,068	12,769	10,052	9,904	0.68	13,157	12,769	3.04
Other real estate owned	6,216	5,258	5,932	6,187	7,932	9,006	9,754	0.47	6,216	7,932	(21.63)
Nonperforming assets	$19,373	$20,195	$19,196	$19,255	$20,701	$19,058	$19,658	0.61	$19,373	$20,701	(6.42)
Net loan charge-offs (recoveries)	$945	$676	$691	$584	$995	$856	$1,560	61.82	$2,312	$3,411	(32.22)
Allowance for loan losses	$50,814	$50,059	$49,835	$49,026	$48,610	$47,355	$46,401	3.65	$50,814	$48,610	4.53
Annualized net loan charge-offs / average loans	0.04%	0.03%	0.03%	0.03%	0.05%	0.04%	0.08%		0.03%	0.06%
Nonperforming loans / total loans*	0.39%	0.37%	0.30%	0.29%	0.29%	0.27%	0.30%		0.39%	0.29%
Nonperforming assets / total assets*	0.34%	0.33%	0.29%	0.29%	0.30%	0.33%	0.37%		0.34%	0.30%
Allowance for loan losses / total loans*	0.55%	0.55%	0.55%	0.54%	0.53%	0.61%	0.60%		0.55%	0.53%
Allowance for loan losses / nonperforming loans*	140.31%	149.97%	184.83%	188.77%	185.03%	223.76%	202.52%		140.31%	185.03%
Nonperforming loans / total loans**	0.33%	0.28%	0.21%	0.20%	0.22%	0.18%	0.22%		0.33%	0.22%
Nonperforming assets / total assets**	0.19%	0.17%	0.14%	0.14%	0.14%	0.15%	0.17%		0.19%	0.14%
Allowance for loan losses / total loans**	0.72%	0.75%	0.76%	0.77%	0.78%	0.78%	0.80%		0.72%	0.78%
Allowance for loan losses / nonperforming loans**	220.37%	271.43%	363.79%	379.96%	360.02%	426.20%	356.71%		220.37%	360.02%
*Based on all assets (includes purchased assets)
**Excludes all purchased assets

RENASANT CORPORATION
(Unaudited)
(Dollars in thousands, except per share data)

	Three Months Ending									For The Nine Months Ending
	September 30, 2019			June 30, 2019			September 30, 2018			September 30, 2019			September 30, 2018
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Assets
Interest-earning assets:
Loans
Non purchased	$6,792,021	$85,084	4.97%	$6,622,202	$83,922	5.08%	$6,140,386	$73,662	4.76%	$6,624,266	$250,190	5.05%	$5,918,328	$208,011	4.70%
Purchased	2,317,231	36,330	6.22%	2,421,586	38,783	6.42%	2,087,667	32,060	6.09%	2,446,863	115,298	6.30%	1,943,555	88,129	6.06%
Total loans	9,109,252	121,414	5.29%	9,043,788	122,705	5.44%	8,228,053	105,722	5.10%	9,071,129	365,488	5.39%	7,861,883	296,140	5.04%
Loans held for sale	385,437	3,977	4.09%	353,103	5,191	5.90%	297,692	3,663	4.88%	361,415	15,004	5.55%	220,413	7,714	4.68%
Securities:
Taxable(1)	1,040,302	7,200	2.75%	1,084,736	7,699	2.85%	914,380	6,574	2.85%	1,062,261	22,792	2.87%	781,136	16,127	2.76%
Tax-exempt	187,376	1,846	3.91%	177,535	1,860	4.20%	214,630	2,283	4.22%	185,370	5,728	4.13%	220,626	7,047	4.27%
Total securities	1,227,678	9,046	2.92%	1,262,271	9,559	3.04%	1,129,010	8,857	3.11%	1,247,631	28,520	3.06%	1,001,762	23,174	3.09%
Interest-bearing balances with banks	271,278	1,490	2.18%	283,330	1,830	2.59%	189,115	994	2.09%	263,967	4,778	2.42%	143,764	2,146	2.00%
Total interest-earning assets	10,993,645	135,927	4.91%	10,942,492	139,285	5.11%	9,843,870	119,236	4.81%	10,944,142	413,790	5.06%	9,227,822	329,174	4.77%
Cash and due from banks	173,156			178,606			154,171			181,140			158,462
Intangible assets	975,306			974,628			743,567			975,579			670,938
Other assets	704,024			668,943			534,979			680,140			505,318
Total assets	$12,846,131			$12,764,669			$11,276,587			$12,781,001			$10,562,540
Liabilities and shareholders’ equity
Interest-bearing liabilities:
Deposits:
Interest-bearing demand(2)	$4,740,426	$10,769	0.90%	$4,737,780	$10,495	0.89%	$4,261,946	$6,629	0.62%	$4,755,948	$31,338	0.88%	$4,077,502	$15,477	0.51%
Savings deposits	652,121	355	0.22%	644,540	329	0.20%	597,343	233	0.15%	642,523	976	0.20%	590,647	612	0.14%
Time deposits	2,326,963	10,390	1.77%	2,368,666	10,167	1.72%	2,057,410	6,694	1.29%	2,358,031	29,963	1.70%	1,918,037	16,445	1.15%
Total interest-bearing deposits	7,719,510	21,514	1.11%	7,750,986	20,991	1.09%	6,916,699	13,556	0.78%	7,756,502	62,277	1.07%	6,586,186	32,534	0.66%
Borrowed funds	308,931	4,137	5.31%	354,234	4,071	4.61%	499,054	4,800	3.82%	341,903	12,383	4.84%	381,533	11,147	3.91%
Total interest-bearing liabilities	8,028,441	25,651	1.27%	8,105,220	25,062	1.24%	7,415,753	18,356	0.98%	8,098,405	74,660	1.23%	6,967,719	43,681	0.84%
Noninterest-bearing deposits	2,500,810			2,395,899			2,052,226			2,413,619			1,913,525
Other liabilities	185,343			161,457			95,851			169,068			87,704
Shareholders’ equity	2,131,537			2,102,093			1,712,757			2,099,909			1,593,592
Total liabilities and shareholders’ equity	$12,846,131			$12,764,669			$11,276,587			$12,781,001			$10,562,540
Net interest income/ net interest margin		$110,276	3.98%		$114,223	4.19%		$100,880	4.07%		$339,130	4.14%		$285,493	4.14%
Cost of funding			0.97%			0.96%			0.77%			0.95%			0.66%
Cost of total deposits			0.84%			0.83%			0.60%			0.82%			0.51%

(1) U.S. Government and some U.S. Government Agency securities are tax-exempt in the states in which we operate.
(2) Interest-bearing demand deposits include interest-bearing transactional accounts and money market deposits.

RENASANT CORPORATION
(Unaudited)
(Dollars in thousands, except per share data)
	RECONCILIATION OF GAAP TO NON-GAAP
								Nine Months Ended
	2019			2018				September 30, 2019
	Third	Second	First	Fourth	Third	Second	First
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	2019	2018
Net income (GAAP)	$37,446	$46,625	$45,110	$44,420	$31,964	$36,710	$33,826	$129,181	$102,500
Amortization of intangibles	1,996	2,053	2,110	2,169	1,765	1,594	1,651	6,159	5,010
Tax effect of adjustment noted above (A)	(457)	(473)	(488)	(494)	(372)	(353)	(367)	(1,418)	(1,094)
Tangible net income (non-GAAP)	$38,985	$48,205	$46,732	$46,095	$33,357	$37,951	$35,110	$133,922	$106,416

Net income (GAAP)	$37,446	$46,625	$45,110	$44,420	$31,964	$36,710	$33,826	$129,181	$102,500
Merger & conversion expenses	24	179	—	1,625	11,221	500	900	203	12,621
Debt prepayment penalties	54	—	—	—	—	—	—	54	—
MSR valuation adjustment	3,132	—	—	—	—	—	—	3,132	—
Tax effect of adjustment noted above (A)	(736)	(41)	—	(370)	(2,364)	(111)	(200)	(781)	(2,755)
Net income with exclusions (non-GAAP)	$39,920	$46,763	$45,110	$45,675	$40,821	$37,099	$34,526	$131,789	$112,366

Average shareholders' equity (GAAP)	$2,131,537	$2,102,093	$2,065,370	$2,021,075	$1,712,757	$1,542,071	$1,523,873	$2,099,909	$1,593,592
Intangibles	975,306	974,628	976,820	972,736	743,567	633,155	634,898	975,579	670,938
Average tangible s/h's equity (non-GAAP)	$1,156,231	$1,127,465	$1,088,550	$1,048,339	$969,190	$908,916	$888,975	$1,124,330	$922,654

Average total assets (GAAP)	$12,846,131	$12,764,669	$12,730,939	$12,713,000	$11,276,587	$10,341,863	$10,055,755	$12,781,001	$10,562,540
Intangibles	975,306	974,628	976,820	972,736	743,567	633,155	634,898	975,579	670,938
Average tangible assets (non-GAAP)	$11,870,825	$11,790,041	$11,754,119	$11,740,264	$10,533,020	$9,708,708	$9,420,857	$11,805,422	$9,891,602

Actual shareholders' equity (GAAP)	$2,119,659	$2,119,696	$2,088,877	$2,043,913	$2,010,711	$1,558,668	$1,532,765	$2,119,659	$2,010,711
Intangibles	978,390	973,673	975,726	977,793	974,115	632,311	633,905	978,390	974,115
Actual tangible s/h's equity (non-GAAP)	$1,141,269	$1,146,023	$1,113,151	$1,066,120	$1,036,596	$926,357	$898,860	$1,141,269	$1,036,596

Actual total assets (GAAP)	$13,039,674	$12,892,653	$12,862,395	$12,934,878	$12,746,939	$10,544,475	$10,238,313	$13,039,674	$12,746,939
Intangibles	978,390	973,673	975,726	977,793	974,115	632,311	633,905	978,390	974,115
Actual tangible assets (non-GAAP)	$12,061,284	$11,918,980	$11,886,669	$11,957,085	$11,772,824	$9,912,164	$9,604,408	$12,061,284	$11,772,824

(A) Tax effect is calculated based on respective periods effective tax rate.

RENASANT CORPORATION
(Unaudited)
(Dollars in thousands, except per share data)
	RECONCILIATION OF GAAP TO NON-GAAP
								Nine Months Ended
	2019			2018				September 30, 2019
	Third	Second	First	Fourth	Third	Second	First
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	2019	2018
(1) Return on Average Equity
Return on avg s/h's equity (GAAP)	6.97%	8.90%	8.86%	8.72%	7.40%	9.55%	9.00%	8.22%	8.60%
Effect of adjustment for intangible assets	6.41%	8.25%	8.55%	8.72%	6.25%	7.20%	7.02%	7.71%	6.82%
Return on avg tangible s/h's equity (non-GAAP)	13.38%	17.15%	17.41%	17.44%	13.65%	16.75%	16.02%	15.93%	15.42%

Return on avg s/h's equity (GAAP)	6.97%	8.90%	8.86%	8.72%	7.40%	9.55%	9.00%	8.22%	8.60%
Effect of exclusions from net income	0.46%	0.02%	—%	0.25%	2.06%	0.10%	0.19%	0.17%	0.83%
Return on avg s/h's equity with excl. (non-GAAP)	7.43%	8.92%	8.86%	8.97%	9.46%	9.65%	9.19%	8.39%	9.43%
Effect of adjustment for intangible assets	6.80%	8.28%	8.55%	8.95%	7.82%	7.27%	7.15%	7.85%	7.42%
Return on avg tangible s/h's equity with exclusions (non-GAAP)	14.23%	17.20%	17.41%	17.92%	17.28%	16.92%	16.34%	16.24%	16.85%

(2) Return on Average Assets
Return on avg assets (GAAP)	1.16%	1.47%	1.44%	1.39%	1.12%	1.42%	1.36%	1.35%	1.30%
Effect of adjustment for intangible assets	0.14%	0.17%	0.17%	0.17%	0.14%	0.15%	0.15%	0.17%	0.14%
Return on avg tangible assets (non-GAAP)	1.30%	1.64%	1.61%	1.56%	1.26%	1.57%	1.51%	1.52%	1.44%

Return on avg assets (GAAP)	1.16%	1.47%	1.44%	1.39%	1.12%	1.42%	1.36%	1.35%	1.30%
Effect of exclusions from net income	0.07%	—%	—%	0.04%	0.32%	0.02%	0.03%	0.03%	0.12%
Return on avg assets with exclusions (non-GAAP)	1.23%	1.47%	1.44%	1.43%	1.44%	1.44%	1.39%	1.38%	1.42%
Effect of adjustment for intangible assets	0.16%	0.17%	0.17%	0.17%	0.15%	0.14%	0.15%	0.17%	0.15%
Return on avg tangible assets with exclusions (non-GAAP)	1.39%	1.64%	1.61%	1.60%	1.59%	1.58%	1.54%	1.55%	1.57%

(3) Shareholder Equity Ratio
Shareholders' equity to actual assets (GAAP)	16.26%	16.44%	16.24%	15.80%	15.77%	14.78%	14.97%	16.26%	15.77%
Effect of adjustment for intangible assets	6.80%	6.82%	6.88%	6.88%	6.97%	5.43%	5.61%	6.80%	6.97%
Tangible capital ratio (non-GAAP)	9.46%	9.62%	9.36%	8.92%	8.80%	9.35%	9.36%	9.46%	8.80%

RENASANT CORPORATION
(Unaudited)
(Dollars in thousands, except per share data)

								Nine Months Ended
	2019			2018				September 30,
	Third	Second	First	Fourth	Third	Second	First
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	2019	2018
Interest income (FTE)	$135,927	$139,285	$138,578	$138,581	$119,236	$107,991	$101,947	$413,790	$329,174
Interest expense	25,651	25,062	23,947	21,648	18,356	14,185	11,140	74,660	43,681
Net Interest income (FTE)	$110,276	$114,223	$114,631	$116,933	$100,880	$93,806	$90,807	$339,130	$285,493

Total noninterest income	$37,953	$41,960	$35,885	$36,374	$38,053	$35,581	$33,953	$115,798	$107,587
Securities gains (losses)	343	(8)	13	—	(16)	—	—	348	(16)
MSR valuation adjustment	(3,132)	—	—	—	—	—	—	(3,132)	—
Total adjusted noninterest income	$40,742	$41,968	$35,872	$36,374	$38,069	$35,581	$33,953	$118,582	$107,603

Total noninterest expense	$96,500	$93,290	$88,832	$93,313	$94,746	$79,026	$77,944	$278,622	$251,716
Amortization of intangibles	1,995	2,053	2,110	2,169	1,765	1,594	1,651	6,159	5,010
Merger-related expenses	24	179	—	1,625	11,221	500	900	203	12,621
Debt extinguishment penalty	54		—	—	—	—	—	54	—
Total adjusted noninterest expense	$94,427	$91,058	$86,722	$89,519	$81,760	$76,932	$75,393	$272,206	$234,085

Efficiency Ratio (GAAP)	65.10%	59.73%	59.02%	60.87%	68.20%	61.08%	62.48%	61.25%	64.04%
(4) Adjusted Efficiency Ratio (non-GAAP)	62.53%	58.30%	57.62%	58.39%	58.84%	59.46%	60.43%	59.47%	59.55%